1 SECOND QUARTER 2022 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. Exhibit 99.2Shopping Center Acquisition Financing Brandywine, MD

Table of Contents

SEVEN HILLS REALTY TRUST

CORPORATE INFORMATION
- Company Profile ... 3
- Investor Information and Research Coverage ... 4
- Company Highlights ... 5

PORTFOLIO OVERVIEW
- Second Quarter 2022 Highlights ... 6
- Loan Portfolio Summary ... 7
- Portfolio Growth and Diversification ... 8
- Portfolio Credit Quality ... 9
- Capital Structure Overview ... 10
- Interest Rate Sensitivity ... 11

APPENDIX
- Loan Investment Details ... 13
- Purchase Discount Details ... 15
- Condensed Consolidated Balance Sheets ... 16
- Condensed Consolidated Statements of Operations ... 17
- Reconciliation of Net Income to Distributable Earnings and Adjusted Distributable Earnings ... 18

WARNING CONCERNING FORWARD-LOOKING STATEMENTS ... 19

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS
- Non-GAAP Financial Measures ... 20
- Other Measures and Definitions ... 21

Please refer to Non-GAAP Financial Measures and Other Measures and Definitions for terms used throughout this document.

Supplemental Q2 2022 2

3 Supplemental Q2 2022 3 Management: Our manager, Tremont Realty Capital LLC, or Tremont, is registered with the Securities and Exchange Commission, or SEC, as an investment adviser. Tremont is owned by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on CRE and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of June 30, 2022, RMR had over $37 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, more than 2,100 properties and approximately 38,000 employees. We believe Tremont’s relationship with RMR provides us with a depth of market knowledge that may allow us to identify high quality investment opportunities and to evaluate them more thoroughly than many of our competitors, including other commercial mortgage REITs. We also believe RMR’s broad platform provides us with access to RMR’s extensive network of real estate owners, operators, intermediaries, sponsors, financial institutions and other real estate related professionals and businesses with which RMR has historical relationships. We also believe that Tremont provides us with significant experience and expertise in investing in middle market and transitional CRE. The Company: Seven Hills Realty Trust, or SEVN, we, our or us, is a real estate investment trust, or REIT, that focuses on originating and investing in floating rate first mortgage loans secured by middle market and transitional commercial real estate, or CRE. We define middle market CRE as commercial properties that have values up to $100.0 million and transitional CRE as commercial properties subject to redevelopment or repositioning activities that are expected to increase the value of the properties. Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (617) 332-9530 Stock Exchange Listing: Nasdaq Trading Symbol: Common Shares: SEVN Key Data (as of and for the three months ended June 30, 2022): (dollars in thousands) Q2 2022 income from investments, net $ 7,498 Q2 2022 net income $ 4,578 Q2 2022 Adjusted Distributable Earnings $ 3,490 Loans held for investment, net $ 670,185 Total assets $ 721,689 Company Profile RETURN TO TABLE OF CONTENTSCORPORATE INFORMATION

4 Supplemental Q2 2022 4 Investor Information and Research Coverage Board of Trustees Barbara D. Gilmore Phyllis M. Hollis William A. Lamkin Joseph L. Morea Jeffrey P. Somers Independent Trustee Independent Trustee Independent Trustee Lead Independent Trustee Independent Trustee Matthew P. Jordan Adam D. Portnoy Managing Trustee Chair of the Board & Managing Trustee Executive Officers Equity Research Coverage Thomas J. Lorenzini G. Douglas Lanois JMP Securities President Chief Financial Officer and Treasurer Chris Muller, CFA (212) 906-3559 Contact Information cmuller@jmpsecurities.com Investor Relations Inquiries Seven Hills Realty Trust Financial, investor and media inquiries should be directed to: Jones Trading Institutional Services, LLC Two Newton Place Kevin Barry, Director, Investor Relations Jason M. Stewart 255 Washington Street, Suite 300 at (617) 332-9530 or ir@sevnreit.com (646) 465-9932 (617) 796-8253 jstewart@jonestrading.com ir@sevnreit.com www.sevnreit.com SEVN is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SEVN’s performance made by these analysts do not represent opinions, estimates or forecasts of SEVN or its management. SEVN does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts. CORPORATE INFORMATION RETURN TO TABLE OF CONTENTS

5 Supplemental Q2 2022 5 Note: As of June 30, 2022 Company Highlights CORPORATE INFORMATION 28 Floating Rate First Mortgage Loans SEVN Nasdaq Listed $735M Total Loan Commitments 100% Loans Current on Debt Service $682M Total Debt Capacity 68% Weighted Average Loan to Value 1.7x Debt to Equity Ratio 2.7 Weighted Average Portfolio Risk Rating 0.6x Price to Adjusted Book Value RETURN TO TABLE OF CONTENTS Multifamily Acquisition Financing Las Vegas, NV

6 Supplemental Q2 2022 6 Financial Results Investment Activity Portfolio Update Capitalization Note: As of and for the three months ended June 30, 2022 (unless otherwise noted) • Generated net income of $4.6 million, or $0.31 per diluted share, and Adjusted Distributable Earnings of $3.5 million, or $0.24 per diluted share. • Book value per common share of $18.22 and Adjusted Book Value per common share of $18.89. • Declared quarterly dividend of $0.25 per common share. • Portfolio of 28 first mortgage loans with an aggregate total loan commitment of $734.9 million. • Diversified by property type and geographic location. • All loans current on debt service and credit quality remains strong at a weighted average risk rating of 2.7. • Closed two new loans with a total commitment of $60.5 million and a weighted average coupon rate of 4.42%. • One loan with an aggregate principal of $10.9 million was fully repaid during the quarter. • Continued execution of business plan with goal of reaching total aggregate loan commitments of approximately $950.0 million this year. • Expanded our BMO Harris note on note facility from $100.0 million to $150.0 million. • Outstanding principal balance of $455.0 million under our Secured Financing Facilities. • Enhanced the efficiency of our equity by increasing debt to equity ratio to 1.7x at June 30, 2022 from 1.4x at March 31 2022. Second Quarter 2022 Highlights PORTFOLIO OVERVIEW RETURN TO TABLE OF CONTENTS

7 Supplemental Q2 2022 7 (dollars in thousands) $636.8 $636.8 $688.4 $682.3 $682.3 $51.6 $4.9 $11.0$47.8 $52.7 Q1 2022 Portfolio Originations Fundings Repayments Q2 2022 Portfolio Second Quarter 2022 Portfolio Activity (dollars in millions) Total Loan Commitments Unfunded Commitments Second Quarter Originations Total Portfolio As of June 30, 2022 Number of loans 2 28 Average loan commitment $30,235 $26,246 Total loan commitments $60,470 $734,883 Unfunded loan commitments $8,850 $52,694 Principal balance $51,620 $682,285 Weighted average coupon rate 4.42% 5.14% Weighted average All In Yield 4.96% 5.64% Weighted average Maximum Maturity 5.0 3.6 Weighted average LTV 68% 68% Weighted average floor 0.70% 0.61% Loans with active floors 0% 14% Weighted average risk rating 3.0 2.7 Principal Balance Second Quarter 2022 Portfolio Summary $734.9 PORTFOLIO OVERVIEW RETURN TO TABLE OF CONTENTS $684.5

8 Supplemental Q2 2022 8 Retail East: 10% South: 28% West: 26% Midwest: 36% Office: 40% Multifamily: 29% Retail: 22% Industrial: 9% Geographic Region (2) Property Type (2) (dollars in millions) Portfolio Growth and Diversification (1) Includes loans originated by Tremont Mortgage Trust, or TRMT, and acquired by SEVN on September 30, 2021, as a result of the merger with TRMT, or the Merger. (2) Based on principal balance of loans held for investment as of June 30, 2022. $55.5 $77.0 $128.4 $157.3 $91.2 $51.6 $10.0 $11.8 $11.1 $7.4 $4.6 $8.9 $65.5 $88.8 $139.5 $164.7 $95.8 $60.5 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Total Loan Commitments Unfunded Commitments Principal Balance Loan Originations by Quarter (1) PORTFOLIO OVERVIEW Loan Count 6 6 3 2 RETURN TO TABLE OF CONTENTS 32

9 Supplemental Q2 2022 9 Loan Count 14% 13% 26% 40% 7% 30% - 60% 61% - 65% 66% - 70% 71% - 75% 76% - 80% Loan to Value (1) % of Portfolio Portfolio Credit Quality Loan Count 4 2 8 12 2 0 10 16 2 0 —% 34% 62% 4% —% Lower Risk (1) Average Risk (2) Acceptable Risk (3) Higher Risk (4) Impaired/Loss Likely (5) Risk Rating Distribution (1) % of Portfolio Weighted Average LTV: 68% Weighted Average Risk Rating: 2.7 (1) Percentage of portfolio based on principal balance of loans held for investment as of June 30, 2022. PORTFOLIO OVERVIEW RETURN TO TABLE OF CONTENTS

Capital Structure Overview as of June 30, 2022

Capital Structure Detail
(amounts in thousands, except per share data)

Secured Financing Facilities	Maximum Facility Size	Principal Balance	Unused Capacity	Weighted Average Advance Rate	Weighted Average Coupon Rate	Weighted Average Remaining Maturity (1)
Master Repurchase Facilities	$ 532,000	$ 372,768	$ 159,232	73.7%	3.41%	1.7
Asset Specific Financing	150,000	82,276	67,724	74.9%	3.14%	2.7
Total	$ 682,000	$ 455,044	$ 226,956	73.9%	3.36%	1.9

Reconciliation of Book Value per Common Share to Adjusted Book Value per Common Share	
Shareholders' equity	$ 266,730
Total outstanding common shares	14,638
Book value per common share	18.22
Unaccreted purchase discount per common share	0.67
Adjusted Book Value per common share (2)	$ 18.89

Capital Structure Composition



Equity, 37%
Secured Financing Facilities, 63%

(1) The weighted average remaining maturity of our Master Repurchase Facilities is determined using the earlier of the underlying loan maturity date and the respective repurchase agreement maturity date. The weighted average remaining maturity of Asset Specific Financing is determined using the underlying loan maturity date.

(2) Adjusted Book Value per common share excludes the impact of the unaccreted purchase discount resulting from the excess fair value over the purchase price of the loans held for investment acquired in the Merger. The purchase discount of $36.4 million was allocated to each acquired loan held for investment and is accreted into income over the remaining term of the respective loan held for investment. As of June 30, 2022, the unaccreted purchase discount was $9.8 million.

PORTFOLIO OVERVIEW
RETURN TO TABLE OF CONTENTS
Supplemental Q2 2022 10

11 Supplemental Q2 2022 11 The above table illustrates the incremental impact on our annual income from investments, net, due to hypothetical increases in LIBOR and SOFR, taking into consideration our borrowers’ interest rate floors as of June 30, 2022. The results in the table above are based on our loan portfolio and debt outstanding at June 30, 2022. Any changes to the mix of our investments or debt outstanding could impact the interest rate sensitivity analysis. This illustration is not meant to forecast future results. Interest Rate Increases $0.02 $0.05 $0.07 $0.10 $0.14 $0.18 $0.22 $0.26 25 bps 50 bps 75 bps 100 bps 125 bps 150 bps 175 bps 200 bps Interest Rate Sensitivity as of June 30, 2022 Estimated Annual Increase in Net Interest Income Per Share PORTFOLIO OVERVIEW RETURN TO TABLE OF CONTENTS • Active interest rate floors on 14% of loan investments ranging from 1.90% to 2.32%. • Weighted average interest rate floor on entire portfolio of 0.61%. • No interest rate floors on advances under our Secured Financing Facilities.

12 Supplemental Q2 2022 12APPENDIX Appendix

Loan Investment Details

(dollars in thousands)

First mortgage loans as of June 30, 2022: [1]

Location	Property Type	Origination Date	Committed Principal Amount	Principal Balance [2]	Coupon Rate	All in Yield	Maturity Date	Maximum Maturity Date	LTV	Risk Rating
St. Louis, MO	Office	12/19/2018	$ 29,500	$ 28,917	L + 3.25%	L + 3.74%	12/19/2022	12/19/2023	72%	2
Coppell, TX	Retail	02/05/2019	19,365	19,365	L + 3.50%	L + 4.24%	08/12/2022	08/12/2022	73%	3
Yardley, PA	Office	12/19/2019	16,500	14,972	L + 4.97%	L + 5.67%	12/19/2023	12/19/2024	75%	4
Allentown, PA	Industrial	01/24/2020	10,078	10,078	L + 3.50%	L + 4.03%	01/24/2023	01/24/2025	67%	2
Dublin, OH	Office	02/18/2020	22,820	22,507	S + 3.75%	S + 4.95%	02/18/2023	02/18/2023	33%	2
Downers Grove, IL	Office	09/25/2020	30,000	29,500	L + 4.25%	L + 4.69%	11/25/2023	11/25/2024	67%	3
Los Angeles, CA	Retail	12/17/2020	24,600	21,040	L + 4.25%	L + 5.03%	12/17/2022	12/17/2024	67%	2
Aurora, IL	Office / Industrial	12/18/2020	17,460	15,105	L + 4.35%	L + 5.03%	12/18/2023	12/18/2024	73%	2
Olmstead Falls, OH	Multifamily	01/28/2021	54,575	46,083	L + 4.00%	L + 4.64%	01/28/2024	01/28/2026	63%	3
Colorado Springs, CO	Office / Industrial	04/06/2021	34,275	30,210	L + 4.50%	L + 5.02%	04/06/2024	04/06/2025	73%	2
Westminster, CO	Office	05/25/2021	15,250	13,894	L + 3.75%	L + 4.20%	05/25/2024	05/25/2026	66%	2
Plano, TX	Office	07/01/2021	27,385	25,209	L + 4.75%	L + 5.17%	07/01/2024	07/01/2026	78%	3
Portland, OR	Multifamily	07/09/2021	19,687	19,687	L + 3.57%	L + 3.97%	07/09/2024	07/09/2026	75%	3
Portland, OR	Multifamily	07/30/2021	13,400	13,400	L + 3.57%	L + 3.98%	07/30/2024	07/30/2026	71%	4
Seattle, WA	Multifamily	08/16/2021	12,500	12,265	L + 3.55%	L + 3.89%	08/16/2024	08/16/2026	70%	3

APPENDIX

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Supplemental Q2 2022 13

Loan Investment Details (Continued)

SEVEN HILLS REALTY TRUST

(dollars in thousands)

First mortgage loans as of June 30, 2022: [1]

Location	Property Type	Origination Date	Committed Principal Amount	Principal Balance [2]	Coupon Rate	All in Yield	Maturity Date	Maximum Maturity Date	LTV	Risk Rating
Dallas, TX	Office	08/25/2021	50,000	43,450	L + 3.25%	L + 3.61%	08/25/2024	08/25/2026	72%	3
Sandy Springs, GA	Retail	09/23/2021	16,488	15,017	L + 3.75%	L + 4.11%	09/23/2024	09/23/2026	72%	2
Carlsbad, CA	Office	10/27/2021	24,750	23,825	L + 3.25%	L + 3.58%	10/27/2024	10/27/2026	78%	3
Bellevue, WA	Office	11/05/2021	21,000	20,000	L + 3.85%	L + 4.19%	11/05/2024	11/05/2026	68%	3
Ames, IA	Multifamily	11/15/2021	18,000	17,680	L + 3.80%	L + 4.13%	11/15/2024	11/15/2026	71%	2
Downers Grove, IL	Office	12/09/2021	23,530	23,530	L + 4.25%	L + 4.57%	12/09/2024	12/09/2026	72%	3
West Bloomfield, MI	Retail	12/16/2021	42,500	37,388	L + 3.85%	L + 4.66%	12/16/2023	12/16/2024	59%	3
Summerville, SC	Industrial	12/20/2021	35,000	35,000	L + 3.50%	L + 3.82%	12/20/2024	12/20/2026	70%	2
Delray Beach, FL	Retail	03/18/2022	16,000	13,947	S + 4.25%	S + 4.96%	03/18/2024	03/18/2026	56%	3
Starkville, MS	Multifamily	03/22/2022	37,250	36,396	S + 4.00%	S + 4.33%	03/22/2025	03/22/2027	70%	3
Brandywine, MD	Retail	03/29/2022	42,500	42,200	S + 3.85%	S + 4.25%	03/29/2025	03/29/2027	62%	3
Farmington Hills, MI	Multifamily	05/24/2022	31,520	28,520	S + 3.15%	S + 3.50%	05/24/2025	05/24/2027	75%	3
Las Vegas, NV	Multifamily	06/10/2022	28,950	23,100	S + 3.30%	S + 4.08%	06/10/2025	06/10/2027	60%	3
Total/weighted average			$ 734,883	$ 682,285	+ 3.82%	+ 4.33%			68%	2.7

(1) As of July 25, 2022, all of our borrowers had paid their debt service obligations owed and due to us and none of the loans included in our investment portfolio were in default.

(2) The principal balance excludes the impact of the $9,820 unaccreted purchase discount related to the Merger.

APPENDIX

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Supplemental Q2 2022 14

15 Supplemental Q2 2022 15 (1) The estimate of purchase discount accretion is based on information as of June 30, 2022 and is subject to change as a result of early repayments or modifications of loans accounted for as extinguishments. Purchase Discount Details (dollars in millions) The fair value of the loans acquired in the Merger exceeded the purchase price of the loans. In accordance with U.S. generally accepted accounting principles, or GAAP, a purchase discount is recorded for the difference between the fair value and purchase price of the loans acquired. The purchase discount is accreted into income over the remaining terms of the acquired loans. Purchase Discount Fair value of TRMT loans acquired in the Merger  $ 205.6 Less: Purchase price of TRMT loans acquired in the Merger 169.2 Purchase discount as of September 30, 2021 36.4 Less: Accumulated accretion of purchase discount as of June 30, 2022 (26.6) Remaining purchase discount to be accreted as of June 30, 2022 $ 9.8 Estimate of Purchase Discount Accretion $18.9 $5.9 $1.6 $1.6 $1.5 $4.4 $2.3 Q4 2021 (Actual) Q1 2022 (Actual) Q2 2022 (Actual) Q3 2022 Q4 2022 2023 2024 (1) PORTFOLIO OVERVIEW RETURN TO TABLE OF CONTENTS

16 Supplemental Q2 2022 16 Financial Summary June 30, 2022 December 31, 2021 ASSETS   Cash and cash equivalents $ 48,230 $ 26,197 Restricted cash 166 98 Loans held for investment, net 670,185 570,780 Prepaid expenses and other assets 3,108 2,918 Total assets $ 721,689 $ 599,993 LIABILITIES AND SHAREHOLDERS' EQUITY Accounts payable, accrued liabilities and deposits $ 1,191 $ 1,561 Secured financing facilities, net 452,705 339,627 Due to related persons 1,063 1,111 Total liabilities 454,959 342,299 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $0.001 par value, 25,000,000 shares authorized; 14,638,063 and 14,597,079 shares issued and outstanding, respectively 15 15 Additional paid in capital 238,254 237,624 Cumulative net income 40,354 24,650 Cumulative distributions (11,893) (4,595) Total shareholders' equity 266,730 257,694 Total liabilities and shareholders' equity $ 721,689 $ 599,993 Condensed Consolidated Balance Sheets (dollars in thousands, except per share data) APPENDIX RETURN TO TABLE OF CONTENTS

17 Supplemental Q2 2022 17 Condensed Consolidated Statements of Operations Three Months Ended June 30, Six Months Ended June 30,     2022 2021 2022 2021 INCOME FROM INVESTMENTS:                 Interest income from investments   $ 8,869 $ 3,055 $ 18,448 $ 5,056 Purchase discount accretion 1,636 — 7,571 — Less: interest and related expenses   (3,007) (192) (4,744) (192) Income from investments, net   7,498 2,863 21,275 4,864 OTHER EXPENSES: Base management fees   1,063 721 2,126 1,436 General and administrative expenses   1,378 714 2,324 1,306 Reimbursement of shared services expenses 440 275 1,000 601 Other transaction related costs   — — 37 — Total other expenses   2,881 1,710 5,487 3,343 Income before income taxes 4,617 1,153 15,788 1,521 Income tax (expense) benefit (39) 7 (84) (11) Net income   $ 4,578 $ 1,160 $ 15,704 $ 1,510   Weighted average common shares outstanding - basic and diluted   14,521 10,208 14,514 10,205   Net income per common share - basic and diluted   $ 0.31 $ 0.11 $ 1.08 $ 0.15 (amounts in thousands, except per share data) APPENDIX RETURN TO TABLE OF CONTENTS

18 Supplemental Q2 2022 18 Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 Reconciliation of net income to Distributable Earnings and Adjusted Distributable Earnings: Net income $ 4,578 $ 1,160 $ 15,704 $ 1,510 Non-cash equity compensation expense 548 182 630 182 Non-cash accretion of purchase discount (1,636) — (7,571) — Distributable Earnings 3,490 1,342 8,763 1,692 Other transaction related costs (1) — — 37 — Adjusted Distributable Earnings $ 3,490 $ 1,342 $ 8,800 $ 1,692 Weighted average common shares outstanding - basic and diluted   14,521 10,208 14,514 10,205 Net income per common share - basic and diluted $ 0.31 $ 0.11 $ 1.08 $ 0.15 Distributable Earnings per common share - basic and diluted   $ 0.24 $ 0.13 $ 0.60 $ 0.17 Adjusted Distributable Earnings per common share - basic and diluted $ 0.24 $ 0.13 $ 0.61 $ 0.17 Reconciliation of Net Income to Distributable Earnings and Adjusted Distributable Earnings (amounts in thousands, except per share data) APPENDIX RETURN TO TABLE OF CONTENTS (1) Other transaction related costs primarily include expenses related to the Merger.

19 Supplemental Q2 2022 19 This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. For example, we state that our anticipated total aggregate loan commitments will be approximately $950.0 million when fully invested this year. This may imply that we will close additional loans and have approximately $950.0 million in aggregate loan commitments by December 31, 2022, and that our business will continue to improve as a result. However, our business and ability to execute loans and realize our business objectives are subject to various risks, including the competitive nature of the industry in which we operate, as well as other factors, many of which are outside our control. These risks and other factors may prevent us from successfully closing additional loans and executing and realizing our goals by December 31, 2022 or at all. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements WARNING CONCERNING FORWARD-LOOKING STATEMENTS RETURN TO TABLE OF CONTENTS

20 Supplemental Q2 2022 20 ON -G AA P FI NA NC IA L ME AS UR ES A ND C ER TA IN D EF IN IT IO NS We present Distributable Earnings, Distributable Earnings per common share, Adjusted Distributable Earnings, Adjusted Distributable Earnings per common share and Adjusted Book Value per common share, which are considered “non-GAAP financial measures” within the meaning of the applicable SEC rules. These non-GAAP financial measures do not represent net income, net income per common share or cash generated from operating activities and should not be considered as an alternative to net income or net income per common share determined in accordance with GAAP or as an indication of our cash flows from operations determined in accordance with GAAP, a measure of our liquidity or operating performance or an indication of funds available for our cash needs. In addition, our methodologies for calculating these non- GAAP financial measures may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures; therefore, our reported Distributable Earnings, Distributable Earnings per common share, Adjusted Distributable Earnings, and Adjusted Distributable Earnings per common share may not be comparable to distributable earnings, distributable earnings per common share, adjusted distributable earnings and adjusted distributable earnings per common share, as reported by other companies. We believe that Adjusted Book Value per common share is a meaningful measure of our capital adequacy because it excludes the unaccreted purchase discount resulting from the excess of the fair value of the loans TRMT then held for investment and that we acquired as a result of the Merger over the consideration we paid in the Merger. Adjusted Book Value per common share does not represent book value per common share or alternative measures determined in accordance with GAAP. Our methodology for calculating Adjusted Book Value per common share may differ from the methodologies employed by other companies to calculate the same or similar supplemental capital adequacy measures; therefore, our Adjusted Book Value per common share may not be comparable to the adjusted book value per common share reported by other companies. In order to maintain our qualification for taxation as a REIT, we are generally required to distribute substantially all of our taxable income, subject to certain adjustments, to our shareholders. We believe that one of the factors that investors consider important in deciding whether to buy or sell securities of a REIT is its distribution rate. Over time, Distributable Earnings, Distributable Earnings per common share, Adjusted Distributable Earnings and Adjusted Distributable Earnings per common share may be useful indicators of distributions to our shareholders and are measures that are considered by our Board of Trustees when determining the amount of distributions. We believe that Distributable Earnings, Distributable Earnings per common share, Adjusted Distributable Earnings and Adjusted Distributable Earnings per common share provide meaningful information to consider in addition to net income, net income per common share and cash flows from operating activities determined in accordance with GAAP. These measures help us to evaluate our performance excluding the effects of certain transactions, the variability of any management incentive fees that may be paid or payable and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. In addition, Distributable Earnings is used in determining the amount of base management and management incentive fees payable by us to Tremont under our management agreement. Distributable Earnings: We calculate Distributable Earnings and Distributable Earnings per common share as net income and net income per common share, respectively, computed in accordance with GAAP, including realized losses not otherwise included in net income determined in accordance with GAAP, and excluding: (a) the management incentive fees earned by our Manager, if any; (b) depreciation and amortization, if any; (c) non-cash equity compensation expense; (d) unrealized gains, losses and other similar non-cash items that are included in net income for the period of the calculation (regardless of whether such items are included in or deducted from net income or in other comprehensive income under GAAP), if any; and (e) one-time events pursuant to changes in GAAP and certain non-cash items, if any. Distributable Earnings are reduced for realized losses on loan investments when amounts are deemed uncollectable. Adjusted Distributable Earnings: We define Adjusted Distributable Earnings and Adjusted Distributable Earnings per common share as Distributable Earnings and Distributable Earnings per common share, respectively, excluding the effects of certain non-recurring transactions. Adjusted Book Value: Adjusted Book Value per common share is a non-GAAP measure that excludes the impact of the unaccreted purchase discount resulting from the excess of the fair value of the loans TRMT then held for investment which we acquired as a result of the merger with TRMT over the consideration we paid in the merger. Non-GAAP Financial Measures NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS RETURN TO TABLE OF CONTENTS

21 Supplemental Q2 2022 21 ON -G AA P FI NA NC IA L ME AS UR ES A ND C ER TA IN D EF IN IT IO NS All In Yield: All In Yield represents the yield on a loan, including amortization of deferred fees over the initial term of the loan and excluding any purchase discount accretion. Asset Specific Financing: Amounts advanced under the facility loan agreement and security agreement with BMO Harris Bank N.A. are pursuant to separate facility loan agreements that we refer to as Asset Specific Financing. LIBOR: LIBOR refers to the London Interbank Offered Rate. LTV: Loan to value ratio, or LTV, represents the initial loan amount divided by the underwritten in-place value of the underlying collateral at closing. Master Repurchase Facilities: Collectively, we refer to the master repurchase facilities with UBS AG, Citibank, N.A. and Wells Fargo, National Association as our Master Repurchase Facilities. Maximum Maturity: Maximum Maturity assumes all borrower loan extension options have been exercised, which options are subject to the borrower meeting certain conditions. Secured Financing Facilities: Collectively, we refer to the Master Repurchase Facilities and our Asset Specific Financing as our Secured Financing Facilities. SOFR: SOFR is defined as the Secured Overnight Financing Rate. Other Measures and Definitions NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS RETURN TO TABLE OF CONTENTS